      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 17, 1996


                                                       REGISTRATION NO. 333-3002
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------


                                 PRE-EFFECTIVE
                                AMENDMENT NO. 3
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                       EVANS WITHYCOMBE RESIDENTIAL, INC.
             (Exact name of registrant as specified in its charter)

          MARYLAND                 86-0766008
(State or other jurisdiction    (I.R.S. Employer
             of                  Identification
      incorporation or               Number)
       organization)

                           --------------------------

6991 EAST CAMELBACK ROAD, SUITE A-200, SCOTTSDALE, ARIZONA 85251, (602) 840-1040
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                           --------------------------

                                STEPHEN O. EVANS
               CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER
                       EVANS WITHYCOMBE RESIDENTIAL, INC.
                     6991 EAST CAMELBACK ROAD, SUITE A-200
                           SCOTTSDALE, ARIZONA 85251
                                 (602) 840-1040
(Name, address, including zip code and telephone number, including area code, of agent for service)

                           --------------------------

                                   COPIES TO:

              KENNETH M. DORAN                           EDWARD SONNENSCHEIN, JR.
         GIBSON, DUNN & CRUTCHER LLP                         LATHAM & WATKINS
           333 SOUTH GRAND AVENUE                     633 WEST 5TH STREET, SUITE 4000
     LOS ANGELES, CALIFORNIA 90071-3197             LOS ANGELES, CALIFORNIA 90071-2007
               (213) 229-7000                                 (213) 485-1234

                           --------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  As soon as practicable after this Registration Statement becomes effective.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant Rule 462 (b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement from the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                           --------------------------

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, State of Arizona, on this 17th day of May 1996.


                                      EVANS WITHYCOMBE RESIDENTIAL, INC.

                                      By:           /S/ STEPHEN O. EVANS
                                         ---------------------------------------
                                                    Stephen O. Evans
                                             CHAIRMAN OF THE BOARD AND CHIEF
                                                    EXECUTIVE OFFICER


    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



                         NAME                                            TITLE                         DATE
- ------------------------------------------------------  ----------------------------------------  ---------------

                 /S/ STEPHEN O. EVANS                   Chairman of the Board of Directors and       May 17, 1996
     -------------------------------------------        Chief Executive Officer (Principal
                   Stephen O. Evans                     Executive Officer)

                                     *                  President, Chief Operating Officer and       May 17, 1996
     -------------------------------------------        Director
                 F. Keith Withycombe

                                     *                  Senior Vice President and Chief              May 17, 1996
     -------------------------------------------        Financial Officer (Principal Financial
                    Paul R. Fannin                      and Accounting Officer)

                                     *                  Executive Vice President and Director        May 17, 1996
     -------------------------------------------
                   Richard G. Berry

                           *                            Director                                     May 17, 1996
     -------------------------------------------
                   Joseph F. Azrack

                           *                            Director                                     May 17, 1996
     -------------------------------------------
                  G. Peter Bidstrup

                           *                            Director                                     May 17, 1996
     -------------------------------------------
                  Joseph W. O'Connor

                           *                            Director                                     May 17, 1996
     -------------------------------------------
                 John O. Theobald II

*By:          /S/ STEPHEN O. EVANS
         --------------------------------------
                     Stephen O. Evans
                     ATTORNEY-IN-FACT

                                 EXHIBIT INDEX


 EXHIBIT
 NUMBER                                          DESCRIPTION
- ---------  ----------------------------------------------------------------------------------------
     1.1   Form of Purchase Agreement
    *4.1   Articles of Amendment and Restatement of the Registrant (previously filed as Exhibit No.
           3.1 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1994 and incorporated herein by reference).
    *4.2   Amended and Restated Bylaws of the Registrant (previously filed as Exhibit 3.2 to the
           Registrant's Annual Report on Form 10-K for the year ended December 31, 1994 and incorporated herein by reference).
    *5.1   Opinion of Ballard Spahr Andrews & Ingersoll regarding the validity of the securities being registered.
    23.1   Consent of Ernst & Young LLP
   *23.2   Consent of Ballard Spahr Andrews & Ingersoll (included in Exhibit 5.1)
   *24     Power of Attorney (included on signature page)


- ------------------------
* Previously filed.

                                      II-4